                                       Securities and Exchange Commission
                                             Washington, D.C. 20549
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                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest event reported): July 18, 2005

                                          The Phoenix Companies, Inc.
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                             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                     1-16517                                  06-1599088
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(State or Other Jurisdiction             (Commission File Number)                            (IRS Employer
   of Incorporation)                                                                   Identification No.)

         One American Row, Hartford, CT                                                      06102-5056
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       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
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                                                 NOT APPLICABLE

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                              (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

         On July 18, 2005, The Phoenix Companies, Inc. announced in a news release its shareholder odd-lot buy/sell program. This release is furnished in this report as Exhibit 99.1.

Item 9.01(c)  Exhibits

              99.1 News release of The Phoenix Companies, Inc. dated July 18, 2005 regarding its program to provide owners of fewer than 100 shares of its common stock with the opportunity to either sell all of their shares or purchase enough additional shares to increase their holdings to 100 shares.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  July 18, 2005                                 By:    /s/ Carole A. Masters
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                                                            Name:  Carole A. Masters
                                                            Title: Vice President